UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 20, 2012

ModusLink Global Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23262	04-2921333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Trapelo Road, Suite 170 Waltham, Massachusetts		02451
(Address of Principal Executive Offices)		(Zip Code)

(781) 663-5001

(Registrant’s telephone number, including area code)

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

This Amendment No. 1 to Current Report on Form 8-K/A hereby amends and supplements the Current Report on Form 8-K of ModusLink Global Solutions, Inc. (the “Company”) originally filed with the Securities and Exchange Commission on January 26, 2012, to (i) include the final certified voting results received from the independent inspector of elections on February 1, 2012 with respect to the 2011 Annual Meeting of Stockholders of the Company held on January 20, 2011 and (ii) disclose the Company’s decision as to how frequently the Company will include a shareholder vote on the compensation of executives in its proxy materials pursuant to the requirements of Item 5.07(d) of Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders

Final Voting Results

Proposal 1 – Election of directors.

Name	Votes For	Votes Withheld
Jeffrey Wald	18,891,500	43,985
Jeffrey J. Fenton	13,845,874	382,547
Timothy Brog	13,060,651	2,359,191
Thomas H. Johnson	6,493,422	4,219,356

Messrs. Wald and Fenton have been elected to hold office until the 2014 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.

Proposal 2 – Shareholder advisory vote on executive compensation. Proposal 2 was approved by the following vote:

Votes For	Votes Against	Abstentions
20,222,112	9,226,338	199,810

Proposal 3 – Shareholder advisory vote on the frequency of future advisory votes on executive compensation. The shareholders voted to hold future advisory votes on executive compensation every year by the following vote:

Every Year	Every Two Years	Every Three Years	Abstentions
26,100,823	404,935	2,693,186	449,313

Proposal 4 – Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the current fiscal year. Proposal 4 was approved by the following vote:

Votes For	Votes Against	Abstentions
26,189,161	583,822	637,657

Proposal 5 – Approval of the Company’s Tax Benefit Preservation Plan. Proposal 5 was approved by the following vote:

Votes For	Votes Against	Abstentions
24,107,651	2,056,834	731,257

Proposal 6 – Non-binding shareholder advisory vote recommending amendments to the Company’s bylaws and certificate of incorporation to eliminate the Company’s classified board of directors. Proposal 6 was approved by the following vote:

Votes For	Votes Against	Abstentions
26,723,788	2,606,632	317,841

Frequency of Future Shareholder Votes on Executive Compensation

Consistent with the recommendation of the Company’s board of directors to shareholders that future shareholder votes on executive compensation be annually, and in light of the voting results described above with respect to Proposal 3, the Company has determined that it will hold an annual advisory vote on the compensation of named executive officers until the next required vote on the frequency of shareholder votes on executive compensation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODUSLINK GLOBAL SOLUTIONS, INC.

Date:	February 7, 2012	By:	/s/ Peter L. Gray
Peter L. Gray
Executive Vice President and General Counsel